SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2008

PLATINA ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28335	84-108043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

14850 Montfort Dr., Suite 131 Dallas, Texas 75254	82001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 458-9600

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

    The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    On May 22, 2008, the Company completed a $2,300,000 financing pursuant to a Securities Purchase Agreement dated effective May 21, 2008 with Trafalgar
Capital Specialized Fund, Luxembourg (“Trafalgar”) for Trafalgar to loan $2,300,000 to the Company (the “Loan”) pursuant to a secured Convertible Promissory
Note (the “Note”) dated May 21, 2008 with interest at 10% due in monthly payments of interest only commencing one (1) month from the date of the Note, with all principal and accrued but unpaid interest due on or before August 21, 2011. when the Company’s Common Stock is trading at $0.30 above, Trafalgar may convert all or any part of the principal plus accrued interest into shares of the Company’s Common Stock at the fixed price of $0.081 per share, subject to various adjustments.

    The material default provisions include non payment of principal or interest when due.  As part of this transaction, the Company issued 2,300,000 restricted shares of its Common Stock to Trafalgar and pledged 57,500 shares of its Series E preferred Stock to Trafalgar to secure the Note. The Note is further secured with all of the Company’s assets. The funds from the Loan will be used to develop the Company’s oil and gas prospects.

Item 3.02.  Unregistered Sales of Equity Securities.

    The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

    We believe that the Note issued to Trafalgar effective as of May 21, 2008 for the $2,300,000 Loan and the 2,300,000 restricted shares of the Company’s Common
Stock issued in conjunction with the Loan will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2)
and/or Regulation D. The recipient of Note and the 2,300,000 restricted shares of Common Stock was afforded an opportunity for effective access to files and records of our company that contained the relevant information needed to make its investment decision. We reasonably believe that the recipient, immediately prior to its investment decision, had such knowledge and experience in our financial and business matters that it was capable of evaluating the merits and risks of its investment. The recipient had the opportunity to speak with our management on several occasions prior to their investment decision.

Item 9.01.  Financial Statements and Exhibits.

                         (a)                     Financial Statements: Not applicable.

                         (b)                    Pro Forma Financial Information: Not applicable.

                         (c)                    Exhibits

Exhibit No.	Description

4.1	Designation of Rights and Preferences of Series E Preferred Stock
10.1	Securities Purchase Agreement
10.2	Convertible Promissory Note
10.3	Pledge Agreement
10.4	Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date: May 30, 2008	By:	/s/ Blair J. Merriam
Name: Blair J. Merriam
Title: Chief Executive Officer